                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 21, 2003



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
             (Exact name of registrant as specified in its charter)



Delaware                         1-13925                    38-3389456
(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)


                         5350 Lakeview Parkway South Dr.
                             Indianapolis, IN 46268
             (Address of principal executive offices, with zip code)


        Registrant's telephone number, including area code:   (317) 715-4100



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

       On August 21, 2003, Championship Auto Racing Teams, Inc. (the "Company") announced the resignation of Robert Biggs from the Company's Board of Directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are incorporated by reference as part of this Report:

Exhibit         Description
-------         -----------
99.1            Press release dated August 21, 2003
99.2            Letter of Resignation from Robert Biggs to the Company dated
                August 20, 2003


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 21st day of August, 2003.

                                            CHAMPIONSHIP AUTO RACING TEAMS, INC.


                                            By:    /s/ Thomas L. Carter
                                               ---------------------------------
                                                   Thomas L. Carter,
                                                   Chief Financial Officer